S P E C I A L T Y I N S U R A N C E & R E I N S U R A N C E
B E R M U D A I R E L A N D U N I T E D S T A T E S L L O Y D ’ S
Investor Call
Cagney Network
Overview of U.S. Federal Crop Insurance Plans and the potential impact of changing crop commodity prices on indemnity payments
September 16, 2009
Exhibit 99.1

Agenda
U.S. Multiple Peril Crop Insurance (MPCI) – Review of “The Basics”
plus Industry results
Overview of Federal Crop Insurance Corporation (FCIC) Insurance Plans
FCIC Insurance Plans – Worked examples of Indemnity: APH v RA v CRC
FCIC Insurance Plans – APH v RA v CRC – Observations on the impact of changes in crop commodity prices
2009 MPCI Premium split by Insurance Plan – 3 Major Crops v Industry
Max Agriculture Portfolio – 2008 Results, 2009 Expectations
Max Agriculture Portfolio 2009 – Highlights
Q&A

n
Cat:  loss of yield excess of a large deductible - 50% of production history
n
Buy-up:  loss of yield excess of a smaller deductible - 15% to 50%
U.S. Multi-Peril Crop Insurance (MPCI) – The Basics
What is multi-peril crop insurance (MPCI)?
MPCI has been administered by the Federal Crop Insurance Corporation (FCIC), an agency of USDA, since the 1930s and provides the American farmer with a comprehensive insurance-based risk management tool
Major legislation was enacted in 1980 enlisting, for the first time, private insurance companies to sell, service and share MPCI risk under what is now known as the Standard Reinsurance Agreement (SRA)
Coverage is provided for loss of yield and/or revenue due to any act of nature
Losses due to drought or excessive rainfall/flood are the biggest concern
Major products:
Revenue:  loss of revenue due to loss of yield and/or change in price
Government Subsidies
Subsidizes premium paid by farmers
Reimburses insurer for most of its administrative & operating costs
Provides attractive proportional and non-proportional reinsurance (SRA)

What are the most common causes of MPCI losses?
Multiple Peril Crop Insurance
Drought, 40%
Excess Moisture, 24%
Hail, 8%
Freeze, 5%
Heat, 4%
Disease, 4%
Other, 15%
U.S. Multi-Peril Crop Insurance (MPCI) – The Basics

Why Crop Insurance?
Controlled environment – Government (FCIC) oversees all aspects of MPCI business policy forms
underwriting
Rates
loss adjustment, etc.
Short tail – Nearly all claims settled within 90 days following the end of the calendar year
Excellent statistical base
Does not aggregate with other property lines
SRA – Government reinsurance program provides framework for risk selection
Good industry results
What is the Standard Reinsurance Agreement?
SRA – A reinsurance contract between the government (FCIC) and the private insurance company
The SRA allows ceding companies to cede or designate each MPCI policy to one of the following seven funds:
Assigned Risk
Developmental – Cat
Developmental – Buy-up
Developmental – Revenue
Commercial – Cat
Commercial – Buy-up
Commercial – Revenue
Ceding companies utilize historical experience, market knowledge and underwriting models to determine fund allocation and net risk exposure
U.S. Multi-Peril Crop Insurance (MPCI) – The Basics

U.S. Multi-Peril Crop insurance industry results have been good:
U.S. Multi-Peril Crop Insurance
Industry Results at 31 August 2009
Most recent significant industry loss years were 1988 (drought) and 1993 (excess moisture)
Underwriting Gain/Loss Net of SRA is before deduction of Administrative and Operating (A&O)
and other expenses. Industry A&O and other expenses net of government reimbursement are estimated to be approximately 5% of Retained Premium Net of SRA.
Figures in $ millions
Retained Underwriting
Gross Premium Loss Ratio Gain/Loss
Year Premium Net of SRA Gross of SRA Net of SRA
1998 1,876 1,592 89% 18%
1999 2,310 1,837 105% 15%
2000 2,540 1,894 102% 15%
2001 2,961 2,373 100% 15%
2002 2,915 2,294 139% -2%
2003 3,431 2,606 95% 15%
2004 4,186 3,140 77% 22%
2005 3,949 3,044 60% 32%
2006 4,579 3,684 77% 23%
2007 6,563 5,156 54% 32%
2008 (est) 9,851 8,103 88% 15%
2009 (est) 8,800 7,200

Federal Crop Insurance Corporation – Insurance Plans
Of the 2.05 million policies sold under the Federal Crop Insurance Program for 2009, the APH (Actual Production History), CRC (Crop Revenue Coverage) and RA (Revenue
Assurance) insurance plans together accounted for 1.93 million or 94%. In terms of
Total Premium written for 2009, the split was 21%, 49% and 21% respectively or a total of 91%. Fifteen other insurance plans made up the balance of 9%.
Actual Production History (APH): The farmer's yield history for the unit to be insured
(known as the actual production history or "APH") determines the farmer's premium rate as well as the farmer's yield guarantee. The guarantee is the product of the farmer's APH and the selected coverage level. Coverage levels range from 50% to 85%
in 5% increments. USDA sets a maximum price for each commodity each year before planting. Though farmers can elect a price level coverage between 55% and 100% of this USDA price, most elect 100%. This insurance plan indemnifies the farmer for harvested and/or appraised production less than the guarantee, so long as the production loss was due to an insurable cause of loss for that policy, i.e. a named peril as indicated in each individual crop provision.

Federal Crop Insurance Corporation – Insurance Plans
(contd.)
Crop Revenue Coverage (CRC) provides comprehensive protection for crops by establishing a dollar guarantee based on the applicable futures market exchange early futures price (Base
Price) as indicated in each individual crop provision. The available coverage levels are 50%
to 85% (in 5% increments) of the APH yield which is multiplied by the applicable Base Price to establish the initial dollar guarantee. Additional dollar protection is provided if the near harvest futures price (Harvest Price) exceeds the Base Price (i.e. the dollar guarantee is increased to reflect the higher Harvest Price). The value of production is determined by multiplying the harvested and/or appraised production by the Harvest Price. The farmer is indemnified when the value of production is less than the dollar guarantee.
Revenue Assurance (RA) provides comprehensive protection for crops by establishing a dollar guarantee based on the Projected Harvest Price. The Projected Harvest Price is
established by using the applicable futures market exchange early futures price as indicated
in the crop and special provisions. Coverage levels of 65% to 85% (in 5% increments) of the
APH yield are available. The value of production is determined by multiplying the harvested and/or appraised production by the Fall Harvest Price as indicated in the crop provisions.
The farmer is indemnified when the value of production is less than the dollar guarantee.
Crops can be insured under RA as optional units, basic units, enterprise units or whole-farm units. A Fall Harvest Price Option coverage is also available which provides additional dollar protection if the Fall Harvest Price increases above the Projected Harvest Price (similar to
CRC but for which an additional premium is paid).

Indemnity Payments – Example: Corn
Assumptions - Corn
APH CRC RA
(a) Avg. Historical Yield (bushels/acre) 150 150 150
(b) % Covered 70% 70% 70%
(c) Insured Yield [ = (a) x (b) ] 105 105 105
(d) Base (Early Season) Price $4.20 $4.20 $4.20
(e) Insured Value [ = (c) x (d) ] $441.00 $441.00 $441.00
(f) Premium Rate 7.9% 11.1% 11.6%
(g) Premium [ = (f) x (e) ] $34.77 $48.81 $51.17

FCIC Insurance Plans – Loss Calculation Examples
APH loss calculation example:
APH = 150 bu./acre
Coverage level = 70%
No. of acres = 100
Harvested / appraised production = 75 bu. / acre
Price Election = $4.20 per bu.
Loss Payment = [ (150 * 70% * 100) minus (75 * 100)] times $4.20
= $12,600.

FCIC Insurance Plans – Loss Calculation Examples (contd.)
RA loss calculation example:
APH = 150 bu./acre
Coverage level = 70%
No. of acres = 100
Harvested / appraised production = 75 bu. / acre
Projected Harvest Price = $4.20 per bu.
Fall Harvest Price 1 = $4.20 per bu.
Fall Harvest Price 2 = $3.50 per bu.
Fall Harvest Price 3 = $4.50 per bu.
Fall Harvest Option Price = $5.00 per bu., i.e. $0.50 per bu. additional coverage, subject to Fall Harvest Price being > Projected Harvest Price, i.e. using Fall Harvest Price 3 plus $0.50 = $5.0 per bu.
Loss Payment (using Fall Harvest Price 1) = [150 * 70% * 100 * $4.20] minus [75 * 100 * $4.20] = 12,600;
Loss Payment (using Fall Harvest Price 2) = [150 * 70% * 100 * $4.20] minus [75 * 100 * $3.50] = $17,850;
Loss Payment (using Fall Harvest Price 3) = [150 * 70% * 100 * $4.20] minus [75 * 100 * $4.50] = $10,350;
Loss Payment (using Fall Harvest Option Price) = [150 * 70% * 100 * $5.00] minus [75 * 100 * $5.00] = $15,000.

FCIC Insurance Plans – Loss Calculation Examples (contd.)
CRC loss calculation example:
APH = 150 bu./acre
Coverage level = 70%
No. of acres = 100
Harvested / appraised production = 75 bu. / acre
Base Price = $4.20 per bu.
Harvest Price 1 = $4.20 per bu.
Harvest Price 2 = $3.50 per bu.
Harvest Price 3 = $4.50 per bu.
Loss Payment (using Harvest Price 1) = [150 * 70% * 100 * $4.20] minus [75 * 100 * $4.20] = $12,600;
Loss Payment (using Harvest Price 2) = [150 * 70% * 100 * $4.20] minus [75 * 100 * $3.50] = $17,850.
Loss Payment (using Harvest Price 3) = [150 * 70% * 100 * $4.50] minus [75 * 100 * $4.50] = $13,500.

Indemnity Payments – Worked Examples
Assumptions - Corn
RA CRC APH
(a) Avg. Historical Yield (bushels/acre) 150 150 150
(b) % Covered 70% 70% 70%
(c) Insured Yield [ = (a) x (b) ] 105 105 105
(d) Base (Early Season) Price $4.20 $4.20 $4.20
(e) Insured Value [ = (c) x (d) ] $441.00 $441.00 $441.00
(f) Premium Rate 11.6% 11.1% 7.9%
(g) Premium [ = (f) x (e) ] $51.17 $48.81 $34.77
Revenue Assurance - Dollars of Indemnity
Actual Yield
15 30 45 60 75 90 105 120 135 150
% Average Historical Yield Lost
Actual (Harvest) Price % Chg 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%
$2.52 -40% $403 $365 $328 $290 $252 $214 $176 $139 $101 $63
$2.94 -30% $397 $353 $309 $265 $221 $176 $132 $88 $44 $0
$3.36 -20% $391 $340 $290 $239 $189 $139 $88 $38 $0 $0
$3.78 -10% $384 $328 $271 $214 $158 $101 $44 $0 $0 $0
$4.20 0% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$4.62 10% $372 $302 $233 $164 $94 $25 $0 $0 $0 $0
$5.04 20% $365 $290 $214 $139 $63 $0 $0 $0 $0 $0
$5.46 30% $359 $277 $195 $113 $31 $0 $0 $0 $0 $0
$5.88 40% $353 $265 $176 $88 $0 $0 $0 $0 $0 $0
Crop Revenue Coverage - Dollars of Indemnity
Actual Yield
15 30 45 60 75 90 105 120 135 150
% Average Historical Yield Lost
Actual (Harvest) Price % Chg 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%
$2.52 -40% $403 $365 $328 $290 $252 $214 $176 $139 $101 $63
$2.94 -30% $397 $353 $309 $265 $221 $176 $132 $88 $44 $0
$3.36 -20% $391 $340 $290 $239 $189 $139 $88 $38 $0 $0
$3.78 -10% $384 $328 $271 $214 $158 $101 $44 $0 $0 $0
$4.20 0% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$4.62 10% $416 $347 $277 $208 $139 $69 $0 $0 $0 $0
$5.04 20% $454 $378 $302 $227 $151 $76 $0 $0 $0 $0
$5.46 30% $491 $410 $328 $246 $164 $82 $0 $0 $0 $0
$5.88 40% $529 $441 $353 $265 $176 $88 $0 $0 $0 $0
Actual Production History - Dollars of Indemnity
Actual Yield
15 30 45 60 75 90 105 120 135 150
% Average Historical Yield Lost
Actual (Harvest) Price % Chg 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%
$2.52 -40% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$2.94 -30% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$3.36 -20% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$3.78 -10% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$4.20 0% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$4.62 10% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$5.04 20% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$5.46 30% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0
$5.88 40% $378 $315 $252 $189 $126 $63 $0 $0 $0 $0

Observations on the impact of changes in crop commodity
prices
Changes in crop commodity prices will impact loss payments in different ways:
Actual Production History policy – changes in crop commodity prices will have no impact on the indemnity payment, which is determined strictly by yield shortfalls.
Revenue Assurance policy (without Harvest Price Option)* – increasing crop commodity prices will help mitigate the loss that would otherwise have been payable in the event of a yield shortfall. Decreasing crop commodity prices will however tend to increase loss payments (as seen in 2008).
Crop Revenue Coverage policy – the impact of changing crop commodity prices is mixed and will depend on what happens to yields.  3 possibilities:
a) yields flat to increasing no indemnity payment if crop commodity prices increase.
b) yields down 0% to 50% relative to insured yield** larger price increases lead to increased indemnity payments, but these payments are LESS than they would be if prices decreased by an equivalent amount.
c) yields down 50% to 100% relative to insured yield larger price increases lead to increased indemnity payments and these payments are MORE than they would be if prices decreased by an equivalent amount.
* RA with Harvest Price Option is similar to CRC.
** Insured Yield is equal to Average Historical Yield times Coverage Level (%).

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%

Max

15 Indemnity Payments - Graphs $0 $100 $200 $300 $400 $500 $600 Dollars of Indemnity % of Average Historical Yield Lost Price Change Actual Production History

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%

16 Indemnity Payments - Graphs $0 $100 $200 $300 $400 $500 $600 Dollars of Indemnity % of Average Historical Yield Lost Price Change Revenue Assurance

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%

Max

17 Indemnity Payments - Graphs $0 $100 $200 $300 $400 $500 $600 Dollars of Indemnity % of Average Historical Yield Lost Price Change Crop Revenue Coverage

2009 MPCI Premium Split by Coverage Type
3 Major Crops versus Industry (at 31 August 2009)
CROP Total $ APH CRC RA Other Total
Corn
3,298,246,938 7% 61% 23% 9%
100%
Soybean
1,909,493,425 11% 50% 30% 9%
100%
Wheat 1,831,245,999 15% 59% 25% 1%
100%
Total 3 Crops
7,038,986,362 10% 58% 25% 7%
100%
Total 116 Crops (Industry)
8,715,649,036 21% 49% 21% 9%
100%
Toal 3 Crops as % of Industry
81%
40% 95% 97% 61% 81%

Max Agriculture Portfolio - 2008 Results / 2009 Expectations
2008 Crop Year – Results:
Ultimate Combined Ratio projection at Q2
2009 unchanged from that of Q1 2009 and Q4 2008 “best estimate”, at 100%
gross/101% net of reinsurance.
2009 Crop Year – Premium Projections:
GWP growth of minus 11%
expected for the U.S. MPCI Industry as a whole in view minus 20%+ crop commodity price falls against U.S. MPCI Industry average original rate increase of 0% to 5% plus some organic growth; However, Max Agriculture
GWP expected to grow 9% overall 2009 v 2008, two thirds of which (6%) is represented by growth in our U.S. MPCI Quota Share treaty writings in view increased number of Quota Share Clients.
2009 Crop Year – Expected Results:
Max continues to believe that its
Agriculture account is well positioned for profitable growth and superior returns and for 2009 is currently expecting to record a Combined Ratio within the range 92% to 96%.

Max Agriculture Portfolio 2009 - Highlights
Portfolio Composition
Quota Share
99%
Excess of Loss
1%
Rate on Line Profile - by Premium
1.75% - 2.50%
11%
2.51% - 5.00%
22%
5.01% - 10.00%
29%
10.01% - 15.00%
33%
20.01% +
5%
2009 Budget GWP $75M v Actual Q209 $87.4M
c.92% of Max Agriculture’s GWP is U.S. MPCI Quota Share
where premium rates are legislatively mandated and where all coverages and loss adjusting procedures are also set by the U.S.
Government.
Max’s broker market share of this U.S. MPCI Quota Share
business has increased by an est. 25% from 4.0% to 5.0% for
2009.
The remainder of our Quota Share book (7% of GWP) is made up of U.S. Crop Hail and U.S. Named Peril Crop Insurance business.
Max Agriculture’s 2009 book shows improved geographical and
client spread over 2008.
Conservative ROL profile on XL book – avoid/minimize 1
st
layers.
Max MPCI Quota Share Portfolio - State Distribution
North Dakota
15%
Minnesota
10%
Iowa
9%
Indiana
9%
Illinois
8%
Nebraska
8%
South Dakota
7%
California
6%
Ohio
4%
Texas
4%
Other
20%

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.